Exhibit 24

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Neil A. Armstrong
                              --------------------------------------

                             POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  V. G. Beghini
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Jeanette Grasselli Brown
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  C. A. Corry
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  James A. D. Geier
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Robert M. Hernandez
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Lewis B. Jones
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Charles R. Lee
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  Paul E. Lego
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  John F. McGillicuddy
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  J. M. Richman
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  D. M. Roderick
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  T. J. Usher
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  David R. Whitwam
                              --------------------------------------

                             POWER OF ATTORNEY
                             -----------------


       KNOW ALL MEN BY THESE PRESENTS:

       That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange

Commission in connection with the issuance of Delhi stock pursuant to the 1990

Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of

March, 1994.





                              /s/  D. C. Yearley
                              --------------------------------------